UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 13, 2020

SHIFT4 PAYMENTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39313	84-3676340
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2202 N. Irving St.

Allentown, Pennsylvania 18109

(Address of principal executive offices) (Zip Code)

(888) 276-2108

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock $0.0001 par value per share	FOUR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01. Regulation FD Disclosure.

On October 13, 2020, Shift4 Payments, Inc. (the “Company”) announced the launch of a proposed offering by its subsidiaries, Shift4 Payments, LLC and Shift4 Payments Finance Sub, Inc., of $450.0 million aggregate principal amount of senior notes (the “Notes”) in a private offering to persons reasonably believed to be qualified institutional buyers in accordance with Rule 144A and to certain persons outside the United States under Regulation S of the Securities Act of 1933, as amended (the “Securities Act”). The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In connection with the offering of the Notes, the Company provided certain information to prospective investors in a preliminary offering circular, dated October 13, 2020. Certain excerpts from that preliminary offering circular are attached hereto as Exhibits 99.2. The preliminary offering circular disclosed certain information that supplements or updates certain prior disclosures of the Company, including (i) preliminary financial results and selected other data for the three months ended September 30, 2020 based on information available at this time and (2) reconciliations of adjusted EBITDA to further adjusted EBITDA for the fiscal years ended December 31, 2018 and 2019, the six months ended June 30, 2019 and 2020 and the last twelve months ended June 30, 2020.

The information contained in Item 7.01 of this Form 8-K (including Exhibit 99.1 and 99.2 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly provided by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibit shall be deemed to be furnished, and not filed:

Exhibit No.	Description
99.1	Press Release issued on October 13, 2020

99.2	Excerpts from preliminary offering circular of Shift4 Payments, LLC and Shift4 Payments Finance Sub, Inc., dated October 13, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHIFT4 PAYMENTS, INC.

Date: October 13, 2020	By:	/s/ Jordan Frankel
Jordan Frankel
General Counsel and Secretary